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                                                                   EXHIBIT 10.35

                                    WAIVER
                                      AND
                                AMENDMENT NO. 3
                                      TO
                  AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
                  -------------------------------------------

     This WAIVER AND AMENDMENT NO. 3 TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this "Amendment") is made and entered into as of March __, 1999 by
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and among METRO-GOLDWYN-MAYER INC., a corporation organized under the laws of the State of Delaware (the "Company"); TRACINDA CORPORATION, a corporation
                            -------
organized under the laws of the State of Nevada ("Tracinda"); METRO-GOLDWYN-
                                                  --------
MAYER STUDIOS INC., a corporation organized under the laws of the State of Delaware ("MGM Studios"); Mr. Frank G. Mancuso ("Mr. Mancuso"), and the Persons
           -----------                           -----------
listed on the signature pages hereto (Mr. Mancuso and each such Person is herein referred to as an "Executive" and together as the "Executives"). Except as
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otherwise provided herein, capitalized terms used herein will have the meanings ascribed to them in the Shareholders Agreement (as defined below).

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Tracinda, the Company, MGM Studios and each of the Executives entered into that certain Amended and Restated Shareholders Agreement, dated as of August 4, 1997, as amended August 8, 1998 and September 1, 1998 (the "Shareholders Agreement");
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     WHEREAS, Tracinda has granted to each of Alex Yemenidjian and Jerome York options (the "Options") to purchase up to 2 million shares of the Common Stock of the Company held by Tracinda pursuant to letter agreements dated February 4, 1999 ("Letter Agreements"), copies of which were made available for examination by the Executives;

     WHEREAS, Section 3.2 of the Shareholders Agreement provides that the Company and each of the Executives have certain "tag-along" rights ("Tag-Along Rights") in the event Tracinda transfers or disposes of any shares of the Common Stock of the Company;

     WHEREAS, the Company and each of the Executives party hereto now desire to waive, with respect to the Options, any and all of their respective Tag-Along Rights, including as provided by Section 3.2 of the Shareholders Agreement;

     WHEREAS, the Company has granted Robert Brada certain options to acquire shares of Common Stock of the Company pursuant to the 1996 Stock Incentive Plan;

     WHEREAS, Section 5.4 of the Shareholders Agreement provides that the Shareholders Agreement may be amended by an instrument in writing signed by or on behalf of each of the parties thereto which, with respect to the Executives, shall refer to the holders of a majority of the shares of capital stock of the Company owned by the Executives and subject to the terms of the Shareholders Agreement; and
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     WHEREAS, Tracinda, the Company, MGM Studios and the Executives desire to amend the Shareholders Agreement as set forth below.

                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Company and each of the Executives hereby fully and forever waive, with respect to (a) the grant of the Options by Tracinda, or (b) the transfer by Tracinda of the shares of Common Stock underlying the Options upon the exercise of the Options, any and all of its, his or her respective Tag-Along Rights, including as provided by Section 3.2 of the Shareholders Agreement; provided that if all or a portion of the Options are terminated pursuant to Section 4 of the Letter Agreements or expire, and such Options are not exercised prior to such termination or expiration, then the shares of Common Stock issuable upon the exercise of the Options so terminated or expired and not exercised shall remain subject to the terms of the Shareholders Agreement as if the foregoing waiver had not been given.

     2. The grant of the Options and transfer of the underlying shares of Common Stock upon exercise thereof shall not be subject to, or counted against the number of shares set forth in, Section 3.2(e) of the Shareholders Agreement.

     3. The Shareholders Agreement is hereby amended to provide that Mr. Brada, upon the execution of the acknowledgment of this Amendment below, shall become a party to the Shareholders Agreement and shall be bound by all of the obligations and entitled to all of the rights of an "Executive" thereunder, as if he had been original signatory thereto.

     4. Except as amended hereby or in accordance herewith, the Shareholders Agreement shall continue in full force and effect.

     5. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto. This Agreement shall become effective at such time as it has been executed by the Company, MGM Studios, Tracinda and the holders of a majority of the shares of capital stock of the Company owned by the Executives and subject to the terms of the Shareholders Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.

                                      TRACINDA CORPORATION

                                      By:____________________________________
                                          Name:
                                          Title:

                                      METRO-GOLDWYN-MAYER STUDIOS INC.

                                      By:____________________________________
                                          Name:
                                          Title:

                                      METRO-GOLDWYN-MAYER INC.

                                      By:____________________________________
                                          Name:
                                          Title:


                                          ___________________________________
                                          Frank G. Mancuso

                                          Number of shares of the
                                          Common Stock owned:________________

Acknowledged and Agreed:


_____________________________
Robert Brada



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                              Other Executives Signature Page:
                              --------------------------------



                                _____________________________________

                                  Name: _____________________________

                                  Number of shares of the
                                  Common Stock owned:________________